THE SECUTITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE BLUE SKY LAWS, AND ARE SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT, AND THE APPLICABLE BLUE SKY LAWS, OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO COUNSEL FOR THE COMPANY THAT SUCH TRANSACTION WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER THE ACT OR APPLICABLE BLUE SKY LAWS.

                                                          Warrant No. _________

                                     WARRANT

                    To Purchase ______ Shares of Common Stock
                                       of
                         NORTHWEST TELEPRODUCTIONS, INC.


     THIS CERTIFIES THAT, ________________________ or its registered assigns, is entitled to subscribe for and purchase from Northwest Teleproductions, Inc. (the "Company"), subject to the following provisions, terms, conditions and limitations, at any time on or before the Expiration Date (as defined below), __________________ fully paid and nonassessable shares (the "Shares") of the Company's Common Stock at a price equal to $2.50 per Share (the "Warrant Exercise Price"). This Warrant or the originally issued predecessor Warrant from which this Warrant originates was issued in connection with the issuance of a 1996 Subordinated Note of the Company to the holder of this Warrant or the originally issued predecessor Warrant, as the case may be. The "Expiration Date" for this Warrant shall be the one-year anniversary of the date on which such 1996 Subordinated Note to which this Warrant relates has been paid in full.

     1. Exercise. The rights represented by this Warrant may be exercised by the registered holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise delivered to the Company ten calendar days prior to the intended date of exercise and by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company, prior to or on the intended date of the exercise, together with payment to the Company by either (i) check of the purchase price for the number of Shares being purchased or (ii) by application of principal and interest due to holder on a 1996 Subordinated Note for the number of Shares being purchased.

     As a condition to the issuance by the Company of the Shares pursuant to this Warrant, the holder, if requested by the Company, shall provide a letter in which the holder (a) represents that the Shares are being acquired for investment and not resale, that the holder is an "accredited investor," as defined in Regulation D of the Securities Act of 1993, as amended (the "Act") and make such other representations as may be necessary or appropriate to qualify the issuance of the Shares as exempt from the Act and any other applicable securities laws, and (b) represents that the holder shall not dispose of the Shares in violation of the Act or any other applicable securities laws. The Company reserves the right to place a legend on any stock certificate issued pursuant to the exercise of this Warrant to assure compliance with the foregoing.

     The holder is aware that the Company is relying, and presently intends to continue relying upon, exemptions from the securities registration requirements of federal and state securities laws in the issuance of this Warrant and in the issuance of the Shares. If, when this Warrant is exercised, appropriate exemptions from registration are not available under federal and state securities laws, the exercise shall not be consummated on the intended date of exercise specified in the holder's written notice of exercise and no Shares shall be issued to the holder unless and until such exemptions are available. If registrations are not made and if exemptions are not available when the holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be to prevent the Warrant from expiring, until such time as either registrations are filed or until exemptions are available, and shall then remain exercisable for a period of 30 calendar days from the date the Company mails a notice to the holder at the last address of the holder appearing on the Company's books informing the holder of such registrations or available exemptions. The holder agrees to execute such documents and make such representations, warranties and agreements as may be required in order to comply with the exemption(s) relied upon by the Company, or the registrations made, for the issuance of the Shares. The Company shall, however, have no obligation to effect any registration for the exercise of this Warrant.

     2. Transferability. This Warrant may be transferred, or divided into two or more Warrants of smaller denomination, subject to applicable law and the following conditions. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant, or transferring any Shares, of such holder's intention to do so, describing briefly the manner of the proposed transfer. If, in the opinion of counsel satisfactory in form and substance to the Company and its counsel, the proposed transfer may be effected without constituting a violation of the applicable federal and state securities laws, then the holder shall be entitled to transfer this Warrant or to dispose of any of the Shares received upon the previous exercise of the Warrant in the manner contemplated in the transfer notice to the Company, provided that an appropriate legend may be endorsed on this Warrant or the certificates for any of the Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel satisfactory to the Company to prevent further transfers which would be in violation of the securities laws or adversely affect the exemptions relied upon by the Company. To such effect, the Company may request that the intended transferee execute an investment letter satisfactory to the Company and its counsel.

     A register of the issuance and transfer of this Warrant and other Warrants of this issue shall be kept at the office of the Company, and this Warrant may be transferred only on the books of the Company maintained at its office. Each transfer shall be in writing signed by the then registered holder hereof or the holder's legal representatives or successors, and no transfer hereof shall be binding upon the Company unless in writing and duly registered on the register maintained at the Company's office. Upon transfer of this Warrant, the transferee, by accepting the Warrant, agrees to be bound by the provisions, terms, conditions and limitations of this Warrant and the investment letter, if any, required by the Company.

     If (i) no opinion of counsel referred to in this Section has been provided to the Company or (ii) in the opinion of counsel, the proposed transfer or disposition of the Warrant or the Shares described in the holder's written transfer notice given pursuant to this Section may not be effected without registration or without adversely affecting the exemptions relied upon by the Company, the holder will limit its activities and restrict its transfer accordingly.

     3. Issuance of Shares. The Company agrees that the Shares purchased hereby shall be and are deemed to be issued to the record holder hereof as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Shares as aforesaid. Subject to the provisions of
Section 4, certificates for the Shares so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten business days after the exercise of this Warrant has been so consummated, and, unless this Warrant has expired, a new Warrant representing the number of Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

     Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for the Shares upon exercise of this Warrant, except in accordance with the provisions, and subject to the limitations, of Section 1 hereof.

     4. Covenants of Company. The Company covenants and agrees that all Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be required to assure that the par value per share of the Common Stock is at all times equal to or less than the then effective purchase price per share of the Common Stock issuable pursuant to this Warrant. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for issuance upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     5. Antidilution Adjustments. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

     (a) In case the Company shall hereafter:

          (i) pay dividends on its Common Stock payable in Common Stock;

          (ii) subdivide its then outstanding shares of Common Stock into a greater number of shares; or

          (iii) combine outstanding shares of Common Stock into a smaller number of shares;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Warrant Exercise Price, by (b) the total number of shares of Common Stock outstanding immediately after such event, and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this Subsection shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination.

     (b) Upon each adjustment of the Warrant Exercise Price pursuant to Section 5(a) above, the holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares specified in this Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

     (c) If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation, merger or statutory exchange to which the Company is a party or any sale of all or substantially all of the assets of the Company shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger, exchange or sale, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant, the kind and amount of shares of stock and other securities and property which such holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, exchange or sale, had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, exchange or sale and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any holder of this Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. If, as a result of an adjustment made pursuant to this Subsection, the holder of this Warrant shall be entitled to receive more than one type of security or property upon exercise of this Warrant, then the Board of Directors (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between and among the various securities and property receivable upon exercise of this Warrant and thereafter the Warrant Exercise Price of each such security or property so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions set forth in this Section. The provisions of this Subsection shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, exchanges or sales.

     (d) If the Company distributes to all holders of Common Stock any assets (excluding ordinary cash dividends) or debt securities or any rights or warrants to purchase debt securities, assets or other securities (including Common Stock), other than pursuant to the adjustments set forth in Subsection (c) above, then the Warrant Exercise Price shall be adjusted in accordance with the following formula:



                              C(1) = C x (O x M) - F
                              ----------------------
                                      O x M

where:


     C(1) = the adjusted Warrant Exercise Price.

     C    = the current Warrant Exercise Price immediately prior to the event.

     M    = the Fair Market  Value per share of Common  Stock on the record date mentioned below.

     O    = the numer of shares of Common Stock  outstanding  on the record date mentioned below.

     F    = the fair  market  value on the record date of the  aggregate  of all assets, securities, rights or warrants distributed. The Company's Board of Directors shall determine the fair market value in the exercise of its reasonable judgment.

The adjustment shall be made successfully whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution. In this Subsection the Fair Market Value per share of Common Stock on the particular date shall be as defined in Section 10 (d) of this Warrant.

     (e) Upon any adjustment of the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock or other securities or property purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     6. Common Stock. As used herein, the term "Common Stock" shall mean and include the Company's presently authorized shares of Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution, dissolution or winding up of the Company.

     7. No Voting Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

     8. Amendments, Waivers or Termination. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     9. Governing Law. The laws of the State of Minnesota shall govern the validity of this Warrant, the construction of its terms and the interpretation of the rights and duties of the Company and each holder of this Warrant, without giving effect to principles of conflict of laws.

     10. Additional Right to Convert Warrant.

     (a) The holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time prior to its expiration into shares of Company Common Stock as provided for in this Section
10. Upon exercise of the Conversion Right, the Company shall deliver to the holder (without payment by the holder of any Warrant Exercise Price) that number of shares of Company Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Warrant Exercise Price for the Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value for the Warrant Shares immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Company Common Stock immediately prior to the exercise of the Conversion Right.

     (b) The Conversion Right may be exercised by the holder, at any time or from time to time, prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company exercising the Conversion Right and specifying (i) the total number of shares of Stock the holder will purchase pursuant to such conversion and (ii) a place and date not less than one or more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

     (c) Subject to the provisions of the second and third paragraphs of Section 1, at any closing under Section 10(b) hereof (i) the holder will surrender the Warrant and (ii) the Company will deliver to the holder a certificate or certificates for the number of shares of Company Common stock issuable upon such conversion, together with cash, in lieu of any fraction of a share, and (iii) the Company will deliver to the holder a new warrant representing the number of shares, if any, with respect to which the warrant shall not have been exercised.

     (d) Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

          (i) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, then the average of the closing sale prices reported for the ten (10) business days immediately preceding the Determination Date, and

          (ii) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System but is traded on the over-the-counter market, then the average of the closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date.


     IN WITNESS WHEREOF, Northwestern Teleproductions, Inc. has caused this Warrant to be signed by its duly authorized officer.

                                     Northwest Teleproductions, Inc.


                                     By
                                     Its

                                     Date: __________, 1996

To:      NORTHWEST TELEPRODUCTIONS, INC.




NOTICE OF EXERCISE OF WARRANT --           To Be Executed by the Registered
                                           Holder in Order to Exercise the
                                           Warrant

The undersigned hereby irrevocably elects to exercise the attached Warrant to purchase for cash, _________________ of the shares issuable upon the exercise of such Warrant, and requests that certificates for such shares (together with a new Warrant to purchase the number of shares, if any, with respect to which this Warrant is not exercised) shall be issued in the name of


                                           _________________________________
                                           (Print Name)


Please insert social security              Address:
or other identifying number
of registered holder of                    _________________________________
certificate (______________)
                                           _________________________________




Date: ___________, 19_____                 _________________________________
                                           Signature*



*The signature on the Notice of Exercise of Warrant must correspond to the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, PLEASE indicate your position(s) and title(s) with such entity.

                                 ASSIGNMENT FORM


To be signed only upon authorized transfer of Warrants.


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________ the right to purchase the securities of Northwest Teleproductions, Inc. to which the within Warrant relates and appoints ___________________ attorney to transfer said right on the books of Northwest Teleproductions, Inc. with full power of substitution in the premises.

Date: ___________, 19_____                       _____________________________
                                                 (Signature)



                                                 Address:

                                                 _____________________________

                                                 _____________________________

                             CASHLESS EXERCISE FORM
                    (To be executed upon exercise of Warrant
                             pursuant to Section 10)


     The undersigned hereby irrevocably elects a cashless exercise of the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, ______________ shares of Common Stock, as provided for in Section 10 therein.

     Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:



Name___________________________________
       (Please print Name)

                                              Address:

                                              ________________________________

                                              ________________________________

Social Security No.____________________

                                              Signature_______________________

     NOTE: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

     And if said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.

                              DATES AND AMOUNTS OF
                    WARRANTS ISSUED TO REGISTRANT'S DIRECTORS



Director                       Date of Issue               Number of Shares


James S. Fish                  July 30, 1996                     15,000

Gerald W. Simonson             August 30, 1996                   15,000

John G. Lindell                August 30, 1996                  120,000

Ronald V. Kelly                August 30, 1996                   15,000
                                                                -------

                                                                165,000